MATTERHORN GROWTH FUND, INC.

                                   SUPPLEMENT
                             DATED DECEMBER 1, 2003
                    TO THE PROSPECTUS DATED NOVEMBER 1, 2003

Effective November 1, 2003 the Fund's Advisor, Matterhorn Asset Management Corporation and the Fund's Distributor, Bainbridge Securities Inc., have agreed to waive their Management and 12b-1 fees of 1.00% and 0.25% of average daily net assets respectively. This waiver will be in effect through the Fund's fiscal year ending June 30, 2004.

The following table replaces the one found on Page 4 of the Prospectus:

Annual fund operating expenses
(expenses that are deducted from Fund assets)


Management Fees ...................................................      1.00%
Distribution and Service (12b-1) Fees .............................      0.25%
Other Expenses ....................................................      4.56%
Annual Fund Operating Expenses ....................................      5.81%
                                                                         ----
Waiver by Advisor and Distributor* ................................     (0.63%)
                                                                         ====
Fees reduced by custodian credits** ...............................     (0.06%)

Net Expenses ......................................................      5.12%
                                                                         ----

      * The Advisor and the Distributor have agreed taken their management and distributions fees from July 1, 2003 through October 31, 2003 but has agreed to waive all management and distribution fees for the period November 1, 2003 through June 30, 2004.

      ** Custodian fees have been reduced by credits allowed by the custodian for uninvested cash balances.






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